CERTIFICATE

         I, Peter L. McCorkell, the duly elected and acting Secretary of Fair, Isaac and Company, Incorporated, a Delaware corporation ("the Company"), do hereby certify that the following resolutions are true and correct copies of resolutions which were duly adopted by the Board of Directors of the Company at a meeting held on October 6, 1999:

          RESOLVED, for fiscal 2000, the revenue and profit factors for the Company's Officers' Incentive Plan, the Exempt and Non-Exempt Employees' Bonus Plans and other plans using said factors shall be as follows:

          [ ] Incentive Plan Profit Margin results:

              o    14% margin                Minimum (P = 0.0)
              o    16% margin                On Target (P = 0.5)
              o    18% margin                Maximum (P= 1.0)

          [ ] Incentive Plan Revenue Growth results:

              o    15% growth                Minimum (P = 0.0)
              o    20% growth                On Target (P = 0.5)
              o    25% growth                Maximum (P= 1.0)

          The multiplier formula shall be changed to:

               Multiplier = P + R

I further certify that the foregoing resolutions have not been rescinded, modified or amended since their adoption and are currently in full force and effect.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed the seal of the Company this 20th day of December, 1999.


                                             /s/ Peter L. McCorkell
                                             -----------------------------------
                                                 Peter L. McCorkell
                                                 Secretary

                                       1                            Exhibit 10.1